                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001

I. RECONCILIATION OF COLLECTION ACCOUNT:
    End of Period Collection Account Balance as of Prior Payment Date:                                              731,235.91
    Available Funds:
      Contract Payments due and received in this period                                                           5,494,421.59
      Contract Payments due in prior period(s) and received in this period                                          417,229.46
      Contract Payments received in this period for next period                                                     188,048.29
      Sales, Use and Property Tax, Maintenance, Late Charges                                                        113,685.25
      Prepayment Amounts related to early termination in this period                                              1,176,596.10
      Servicer Advance                                                                                              966,703.32
      Proceeds received from recoveries on previously Defaulted Contracts                                                 0.00
      Transfer from Reserve Account                                                                                  16,266.47
      Interest earned on Collection Account                                                                          14,070.34
      Interest earned on Affiliated Account                                                                           3,353.86
      Proceeds from repurchase of Contracts per Contribution and Servicing
       Agreement Section 5.03                                                                                             0.00
      Amounts paid per Contribution and Servicing Agreement Section 7.01
       (Substituted contract < Predecessor contract)                                                                      0.00
      Amounts paid under insurance policies                                                                               0.00
      Any other amounts                                                                                                   0.00
                                                                                                            -------------------
    Total Available Funds                                                                                         9,121,610.59
    Less: Amounts to be Retained in Collection Account                                                              368,027.03
                                                                                                            -------------------
    AMOUNT TO BE DISTRIBUTED                                                                                      8,753,583.56
                                                                                                            ===================
    DISTRIBUTION OF FUNDS:
      1.  To Trustee -  Fees                                                                                              0.00
      2.  To Servicer, any unreimbursed Nonrecoverable Advances or
           Servicer Advances                                                                                        417,229.46
      3.  To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

         a) Class A1 Principal and Interest                                                                       5,837,212.59
         a) Class A2 Principal (distributed after A1 Note matures)
             and Interest                                                                                           210,100.00
         a) Class A3 Principal (distributed after A2 Note matures)
             and Interest                                                                                           353,168.75
         a) Class A4 Principal (distributed after A3 Note matures)
             and Interest                                                                                           518,751.20
         b) Class B Principal and Interest                                                                          119,567.81
         c) Class C Principal and Interest                                                                          239,663.79
         d) Class D Principal and Interest                                                                          162,342.67
         e) Class E Principal and Interest                                                                          221,217.41

      4.  To Reserve Account for Requirement per Indenture Agreement
           Section 3.08                                                                                                   0.00
      5.  To Issuer - Residual Principal and Interest and Reserve
           Account Distribution
         a) Residual Interest (Provided no Restricting or Amortization
             Event in effect)                                                                                       214,001.94
         b) Residual Principal (Provided no Restricting or Amortization
             Event in effect)                                                                                       194,571.68
         c) Reserve Account Distribution (Provided no Restricting or
             Amortization Event in effect)                                                                           16,266.47
      6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest
           Earned and Any Other Amounts                                                                             131,109.45
      7.  To Servicer, Servicing Fee and other Servicing Compensations                                              118,380.34
                                                                                                            -------------------
    TOTAL FUNDS DISTRIBUTED                                                                                       8,753,583.56
                                                                                                            ===================
    End of Period Collection Account Balance {Includes Payments in Advance                                  -------------------
     & Restricting Event Funds (if any)}                                                                            368,027.03
                                                                                                            ===================
II. RESERVE ACCOUNT

Beginning Balance                                                                         $200,000.00            $4,876,395.87
    - Add Investment Earnings                                                                  643.83                15,622.64
    - Add Transfer from Certificate Account (To Satisfy Reserve
       Account Requirement)                                                                      0.00                     0.00
    - Less Distribution to Certificate Account                                                 643.83                15,622.64
                                                                                     -----------------      -------------------
End of period balance                                                                     $200,000.00            $4,876,395.87
                                                                                     =================      ===================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account
 Required Amount, or (ii) Sum of Class A, Class B, Class C, Class D,
 and Class E Note Balances.                                                               $200,000.00            $4,876,395.87
                                                                                     =================      ===================

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001

III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
            Pool A                                          233,772,908.71
            Pool B                                           44,024,449.34
                                                         ------------------
                                                                                   277,797,358.05
Class A Overdue Interest, if any                                      0.00
Class A Monthly Interest - Pool A                             1,019,917.52
Class A Monthly Interest - Pool B                               192,072.33

Class A Overdue Principal, if any                                     0.00
Class A Monthly Principal - Pool A                            4,184,450.33
Class A Monthly Principal - Pool B                            1,522,792.36
                                                         ------------------
                                                                                     5,707,242.69
Ending Principal Balance of the Class A Notes
            Pool A                                          229,588,458.38
            Pool B                                           42,501,656.98
                                                         ------------------
                                                                                ------------------
                                                                                   272,090,115.36
                                                                                ==================

-------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                     Principal Paid Per $1,000                                Ending Principal
Original Face $286,080,000                   Original Face $286,080,000                               Balance Factor
$    4.236542                                $                19.949814                                     95.109800%
-------------------------------------------------------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
            Class A1                                         33,117,358.05
            Class A2                                         55,000,000.00
            Class A3                                         82,500,000.00
            Class A4                                        107,180,000.00
                                                         ------------------

Class A Monthly Interest                                                           277,797,358.05
            Class A1 (Actual Number Days/360)                   129,969.90
            Class A2                                            210,100.00
            Class A3                                            353,168.75
            Class A4                                            518,751.20
                                                         ------------------

Class A Monthly Principal
            Class A1                                          5,707,242.69
            Class A2                                                  0.00
            Class A3                                                  0.00
            Class A4                                                  0.00
                                                         ------------------
                                                                                     5,707,242.69
Ending Principal Balance of the Class A Notes
            Class A1                                         27,410,115.36
            Class A2                                         55,000,000.00
            Class A3                                         82,500,000.00
            Class A4                                        107,180,000.00
                                                         ------------------
                                                                                ------------------
                                                                                   272,090,115.36
                                                                                ==================

Class A1

-------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                     Principal Paid Per $1,000                                Ending Principal
Original Face $41,7005,000                   Original Face $41,400,000                                Balance Factor
$      3.139370                              $              137.856104                                      66.208008%
-------------------------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001

V.   CLASS B NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class B Notes
            Pool A                                            3,987,736.98
            Pool B                                              750,976.34
                                                         ------------------
                                                                                     4,738,713.32
      Class B Overdue Interest, if any                                0.00
      Class B Monthly Interest - Pool A                          18,692.52
      Class B Monthly Interest - Pool B                           3,520.20
      Class B Overdue Principal, if any                               0.00
      Class B Monthly Principal - Pool A                         71,379.05
      Class B Monthly Principal - Pool B                         25,976.04
                                                         ------------------
                                                                                        97,355.09
      Ending Principal Balance of the Class B Notes
            Pool A                                            3,916,357.93
            Pool B                                              725,000.30
                                                         ------------------
                                                                                ------------------
                                                                                     4,641,358.23
                                                                                ==================

-----------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                     Principal Paid Per $1,000                              Ending Principal
Original Face $4,880,000                     Original Face $4,880,000                               Balance Factor
$       4.551787                             $               19.949814                                    95.109800%
-----------------------------------------------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
      Beginning Principal Balance of the Class C Notes
            Pool A                                            7,967,302.37
            Pool B                                            1,500,413.80
                                                         ------------------
                                                                                     9,467,716.17
      Class C Overdue Interest, if any                                0.00
      Class C Monthly Interest - Pool A                          37,997.39
      Class C Monthly Interest - Pool B                           7,155.72
      Class C Overdue Principal, if any                               0.00
      Class C Monthly Principal - Pool A                        142,611.82
      Class C Monthly Principal - Pool B                         51,898.86
                                                         ------------------
                                                                                       194,510.68
      Ending Principal Balance of the Class C Notes
            Pool A                                            7,824,690.55
            Pool B                                            1,448,514.94
                                                         ------------------
                                                                                ------------------
                                                                                     9,273,205.49
                                                                                ==================

---------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                         Principal Paid Per $1,000                            Ending Principal
Original Face $9,750,000                         Original Face $9,750,000                             Balance Factor
$       4.631088                                 $               19.949813                                  95.109800%
---------------------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001

VII.   CLASS D NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class D Notes
                           Pool A                             5,311,534.90
                           Pool B                             1,000,275.88
                                                         ------------------
                                                                                     6,311,810.78
      Class D Overdue Interest, if any                                0.00
      Class D Monthly Interest - Pool A                          27,491.62
      Class D Monthly Interest - Pool B                           5,177.26
      Class D Overdue Principal, if any                               0.00
      Class D Monthly Principal - Pool A                         95,074.55
      Class D Monthly Principal - Pool B                         34,599.24
                                                         ------------------
                                                                                       129,673.79
      Ending Principal Balance of the Class D Notes
                           Pool A                             5,216,460.35
                           Pool B                               965,676.64
                                                         ------------------
                                                                                ------------------
                                                                                     6,182,136.99
                                                                                ==================

-----------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                         Principal Paid Per $1,000                               Ending Principal
Original Face $6,500,000                         Original Face $6,500,000                                Balance Factor
$       5.025982                                 $               19.949814                                     95.109800%
-----------------------------------------------------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
      Beginning Principal Balance of the Class E Notes
                           Pool A                             6,643,504.43
                           Pool B                             1,251,114.29
                                                         ------------------
                                                                                     7,894,618.72
      Class E Overdue Interest, if any                                0.00
      Class E Monthly Interest - Pool A                          49,671.27
      Class E Monthly Interest - Pool B                           9,354.16
      Class E Overdue Principal, if any                               0.00
      Class E Monthly Principal - Pool A                        118,916.32
      Class E Monthly Principal - Pool B                         43,275.66
                                                         ------------------
                                                                                       162,191.98
      Ending Principal Balance of the Class E Notes
                           Pool A                             6,524,588.11
                           Pool B                             1,207,838.63
                                                         ------------------
                                                                                ------------------
                                                                                     7,732,426.74
                                                                                ==================

--------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                       Principal Paid Per $1,000                             Ending Principal
Original Face $8,130,000                       Original Face $8,130,000                              Balance Factor
$       7.260200                               $               19.949813                                   95.109800%
--------------------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

       Beginning Residual Principal Balance
                            Pool A                            7,969,801.03
                            Pool B                            1,500,884.35
                                                         ------------------
                                                                                     9,470,685.38
       Residual Interest - Pool A                               181,586.28
       Residual Interest - Pool B                                32,415.66
       Residual Principal - Pool A                              142,656.55
       Residual Principal - Pool B                               51,915.13
                                                         ------------------
                                                                                       194,571.68
       Ending Residual Principal Balance
                            Pool A                            7,827,144.48
                            Pool B                            1,448,969.22
                                                         ------------------
                                                                                ------------------
                                                                                     9,276,113.70
                                                                                ==================
X.   PAYMENT TO SERVICER

        - Collection period Servicer Fee                                               118,380.34
        - Servicer Advances reimbursement                                              417,229.46
        - Tax, Maintenance, Late Charges, Bank
           Interest and other amounts                                                  131,109.45
                                                                                ------------------
       Total amounts due to Servicer                                                   666,719.25
                                                                                ==================

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      beginning of the related Collection Period                                                                   265,652,788.40

   Aggregate Discounted Contract Balance of Additional Contracts acquired during
      Collection Period                                                                                                      0.00

   Decline in Aggregate Discounted Contract Balance                                                                  4,755,088.62

   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                             ------------------
      ending of the related Collection Period                                                                      260,897,699.78
                                                                                                                ==================
   Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments and Servicer Advances                           3,828,618.69

       - Principal portion of Prepayment Amounts                                                  926,469.93

       - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

       - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                    0.00

       - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                         0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                  0.00
                                                                                             ----------------
                       Total Decline in Aggregate Discounted Contract Balance                   4,755,088.62
                                                                                             ================

POOL B
   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      beginning of the related Collection Period                                                                    50,028,114.00

   Aggregate Discounted Contract Balance of Additional Contracts acquired during
      Collection Period                                                                                                      0.00

   Decline in Aggregate Discounted Contract Balance                                                                  1,730,457.30

   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                             ------------------
      ending of the related Collection Period                                                                       48,297,656.70
                                                                                                                ==================
   Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments and Servicer Advances                           1,187,165.76

       - Principal portion of Prepayment Amounts                                                  543,291.54

       - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

       - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                    0.00

       - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                         0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                  0.00
                                                                                             ----------------
                       Total Decline in Aggregate Discounted Contract Balance                   1,730,457.30
                                                                                             ================
                                                                                                                ------------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                  309,195,356.48
                                                                                                                ==================

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

       POOL A                                                                                                   Predecessor
                                                                           Discounted          Predecessor      Discounted
       Lease #                Lessee Name                                  Present Value       Lease #          Present Value
       -----------------------------------------------------------------   -----------------   --------------   ----------------
                              NONE











                                                                           -----------------                    ----------------
                                                                 Totals:              $0.00                               $0.00

       a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                               $0.00
       b) ADCB OF POOL A AT CLOSING DATE                                                                            $272,767,516.82
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                        0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD       YES                         NO   X
                                                                             -----                       ------


       POOL B                                                                                                   Predecessor
                                                                           Discounted          Predecessor      Discounted
       Lease #                Lessee Name                                  Present Value       Lease #          Present Value
       -----------------------------------------------------------------   -----------------   --------------   ----------------
                              NONE











                                                                           -----------------                    ----------------
                                                                 Totals:              $0.00                               $0.00


       a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                               $0.00
       b) ADCB OF POOL B AT CLOSING DATE                                                                             $52,325,540.92
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
          RATING AGENCY APPROVES)                                                                                              0.00%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
        (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE,
        OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD       YES                         NO   X
                                                                             ------                      ------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001


XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

       POOL A - NON-PERFORMING                                                                                  Predecessor
                                                                           Discounted          Predecessor      Discounted
       Lease #                Lessee Name                                  Present Value       Lease #          Present Value
       -----------------------------------------------------------------   -----------------   --------------   ----------------
                              NONE











                                                                           -----------------                    ----------------
                                                                 Totals:              $0.00                               $0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                          0.00
      b) ADCB OF POOL A AT CLOSING DATE                                                                             $272,767,516.82
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD       YES                         NO   X
                                                                             ------                      ------


       POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                            Predecessor
                                                                           Discounted          Predecessor      Discounted
       Lease #                Lessee Name                                  Present Value       Lease #          Present Value
       -----------------------------------------------------------------   -----------------   --------------   ----------------
                              NONE











                                                                           -----------------                    ----------------
                                                                 Totals:              $0.00                               $0.00


      a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                           $0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                                             $52,325,540.92
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                        0.00%

    * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
      THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
      BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD       YES                         NO   X
                                                                             ------                      ------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001

XV.    POOL PERFORMANCE MEASUREMENTS


1.    AGGREGATE DISCOUNTED CONTRACT BALANCE

      CONTRACTS DELINQUENT > 90 DAYS                        TOTAL OUTSTANDING CONTRACTS
      This Month                       1,416,301.00         This Month                     309,195,356.48
      1 Month Prior                      330,262.47         1 Month Prior                  315,680,902.40
      2 Months Prior                      76,308.48         2 Months Prior                 320,609,163.84

      Total                            1,822,871.95         Total                          945,485,422.72

      a) 3 MONTH AVERAGE                 607,623.98         b) 3 MONTH AVERAGE             315,161,807.57

      c) a/b                                   0.19%


2.    Does a Delinquency Condition Exist (1c > 6%)?
                                                                               Yes                      No         X
                                                                                   ---------------         --------------

3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?                    Yes                      No         X
                                                                                   ---------------         --------------
      B. An Indenture Event of Default has occurred and is then continuing?    Yes                      No         X
                                                                                   ---------------         --------------

4.    Has a Servicer Event of Default occurred?                                Yes                      No         X
                                                                                   ---------------         --------------

5.    Amortization Event Check

      A. Is 1c  > 8% ?                                                         Yes                      No         X
                                                                                   ---------------         --------------
      B. Bankruptcy, insolvency, reorganization; default/violation
           of any covenant or obligation not remedied within 90 days?          Yes                      No         X
                                                                                   ---------------         --------------
      C. As of any Determination date, the sum of all defaulted
           contracts since the Closing date exceeds 6% of the ADCB
           on the Closing Date?                                                Yes                      No         X
                                                                                   ---------------         --------------


6.    Aggregate Discounted Contract Balance at Closing Date                    Balance $       325,093,057.74
                                                                                       ----------------------------------


      DELINQUENT LEASE SUMMARY

              Days Past Due                Current Pool Balance                    # Leases
                    31 - 60                       10,247,893.82                          47
                    61 - 90                        2,649,888.42                          14
                   91 - 180                        1,416,301.00                          14



      Approved By:
      Matthew E. Goldenberg
      Assistant Treasurer